00067562

1933 Act File No. 002-97596
1940 Act File No. 811-04297

Van Eck Funds

Supplement dated July 1, 2009 (“Supplement”)
to the Prospectus dated May 1, 2009

This Supplement updates certain information contained in the above-dated Prospectus for Van Eck Funds (the “Trust”) regarding the Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund, each a series of the Trust. You may obtain copies of the Trust’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

The Prospectus is revised as follows:

1.	The text below contains the correct contractually agreed upon waiver and reimbursement threshold for the Class C shares of the Emerging Markets Fund and replaces the text of footnote 1 on page 10:

Class A shares: For the period May 1, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed 1.95% of average daily net assets.

Class C shares: For the period May 1, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed 2.50% of average daily net assets.

2.

The text below contains the correct contractually agreed upon waiver and reimbursement threshold for each of the Class A and C shares of the Global Hard Assets Fund and replaces all of the text on page 17:

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The total annual fund operating expenses listed below are based on the average net assets of the Fund for its fiscal year ended December 31, 2008. To the extent that the Fund’s average net assets decrease over the Fund’s next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

Global Hard Assets Fund
Shareholder Expenses (fees paid directly from your investment)
	Class A	Class C

Maximum Sales Charge (imposed on purchases as a percentage of offering price)	5.75%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the net asset value or purchase price)	0.00%	1.00%
Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Acquired Fund Fees and Expenses (AFFE)[1]	0.01%	0.01%
Other Expenses	0.21%	0.20%
Total Annual Fund Operating Expenses (including AFFE)[2,3]	1.47%	2.21%
Fees/Expenses Waived or Reimbursed[2]	0.01%	—
Net Annual Fund Operating Expenses (including AFFE)[2,3]	1.46%	2.21%

[1]	“Acquired fund fees and expenses” reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in underlying funds.

[2]

Class A shares: For the period May 1, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed 1.45% of average daily net assets. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds.

Class C shares: For the period May 1, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed 2.20% of average daily net assets. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds.

[3]

The Total Annual Fund Operating Expenses in the fee table may differ from the expense ratios in the Fund’s “Financial Highlights” because the financial highlights include only the Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investments in underlying funds (i.e., AFFE).

3.	The text below reflects the impact of the correct contractually agreed upon waiver and reimbursement thresholds on the Expense Example included on page 18 and replaces all of the text on page 18:

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

Expense Example
	1 Year	3 Year	5 Year	10 Year

Class A	$715	$1,012	$1,331	$2,231
Class C	$324	$691	$1,185	$2,544	*
You would pay the following expenses if you did not redeem your shares
Class A	$715	$1,012	$1,331	$2,231
Class C	$224	$691	$1,185	$2,544	*

*	Class C shares automatically convert to Class A shares after year eight.

4.	The text below contains the correct contractually agreed upon waiver and reimbursement threshold for the Class C shares of the International Investors Gold Fund and replaces the text of footnote 1 on page 25:

Class A shares: For the period May 1, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed 1.45% of average daily net assets.

Class C shares: For the period May 1, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed 2.20% of average daily net assets.

PLEASE RETAIN THIS SUPPLEMENT
FOR YOUR FUTURE REFERENCE